UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2018

Syntel, Inc.

(Exact name of registrant as specified in its charter)

Michigan	000-22903	38-2312018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 E. Big Beaver Road, Suite 300, Troy, Michigan	48083
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 619-2800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 7, 2018, Syntel, Inc. (the “Company”) entered into a Third Amendment (the “Amendment”) to the credit agreement dated September 12, 2016 (the “Credit Agreement”) with Bank of America, N.A. as administrative agent L/C issuer and swing line lender, and the other lenders party thereto. Capitalized terms used but not defined herein have the meanings ascribed to them in the Amendment or the Credit Agreement, as applicable.

The Amendment modifies the Credit Agreement to (1) decrease the Aggregate Revolving Commitments of the Lenders from $200,000,000 to $25,000,000, (2) add language to provide for a method for the Administrative Agent and the Borrower to amend the Credit Agreement to replace the LIBOR Rate with an alternate benchmark rate if the LIBOR Rate is no longer available or published on a current basis, and (3) add language regarding the Lenders’ use of ERISA plan assets to fund the Loans, the Letters of Credit or the Commitments. The Amendment contains customary representations and warranties applicable to the Company.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The Second Amendment to the Credit Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 20, 2017. The First Amendment to the Credit Agreement is attached as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended on September 30, 2016. The Credit Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 12, 2016.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

10.1	Third Amendment, dated June 7, 2018, to the Credit Agreement dated September 12, 2016, between the Company and Bank of America, N.A., as administrative agent, L/C issuer and swing line lender and the other lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Syntel, Inc.
(Registrant)

Date June 12, 2018	By	/s/ Daniel M. Moore
Daniel M. Moore, Chief Administrative Officer

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